                                                                    EXHIBIT 99.2
                                                                    ------------

                              INTIMATE BRANDS, INC.
                                ACCOUNTING CHANGE
                IMPACT ON OPERATING INCOME AND S,G&A ($ MILLIONS)

                   BEFORE RESTATEMENT                          SG&A ADJUSTMENT                          RESTATED
              -----------------------------------    ------------------------------------    -------------------------------------
                  RETAIL OPERATING INCOME                            RETAIL                          RETAIL OPERATING INCOME
              -----------------------------------    ------------------------------------    -------------------------------------
              1999          1998           1997       1999           1998          1997        1999           1998          1997
              -----------------------------------    ------------------------------------    -------------------------------------
1Q             89.1          71.6           60.8        9.8            8.3           6.4        98.9           79.9          67.2
%OF SALES     13.0%         12.5%          12.0%       1.4%           1.5%          1.3%       14.5%          14.0%         13.3%

2Q            150.9         128.6          107.2        2.1            3.8           2.6       153.0          132.4         109.8
%OF SALES     19.0%         19.1%          17.6%       0.3%           0.6%          0.4%       19.3%          19.7%         18.1%

3Q             90.7          80.5           67.1          -            1.2           0.4        90.7           81.7          67.5
%OF SALES     13.1%         13.9%          12.8%       0.0%           0.2%          0.1%       13.1%          14.1%         12.9%

4Q            509.5         420.9          360.0      (26.5)         (17.4)        (13.3)      483.0          403.5         346.7
%OF SALES     33.0%         32.3%          31.3%      -1.7%          -1.3%         -1.2%       31.3%          31.0%         30.1%

YEAR          840.1         701.6          595.1      (14.6)          (4.1)         (3.9)      825.5          697.5         591.2
%OF SALES     22.6%         22.4%          21.3%      -0.4%          -0.1%         -0.1%       22.2%          22.3%         21.2%

                   VSC OPERATING INCOME                               VSC                             VSC OPERATING INCOME
              -----------------------------------    ------------------------------------    -------------------------------------
               1999          1998           1997       1999           1998          1997        1999           1998          1997
              -----------------------------------    ------------------------------------    -------------------------------------
1Q             16.4          18.9           17.6        0.7            1.3           0.9        17.1           20.2          18.5
%OF SALES      8.5%          9.5%           9.8%       0.4%           0.7%          0.5%        8.8%          10.2%         10.3%

2Q             24.3          22.3           28.2        3.0            0.1           0.4        27.3           22.4          28.6
%OF SALES     10.8%         11.0%          14.4%       1.3%           0.0%          0.2%       12.1%          11.1%         14.6%

3Q             (0.6)          5.8            9.4        0.9           (1.6)         (2.0)        0.3            4.2           7.4
%OF SALES     -0.5%          4.5%           6.6%       0.7%          -1.2%         -1.4%        0.2%           3.2%          5.2%

4Q             29.1          24.0           21.5       (2.2)          (5.7)         (4.5)       26.9           18.3          17.0
%OF SALES     11.3%         10.5%          10.0%      -0.9%          -2.5%         -2.1%       10.5%           8.0%          7.9%

YEAR           69.2          71.0           76.7        2.4           (5.9)         (5.2)       71.6           65.1          71.5
%OF SALES      8.7%          9.4%          10.4%       0.3%          -0.8%         -0.7%        9.0%           8.6%          9.7%

                   IBI OPERATING INCOME                              IBI                              IBI OPERATING INCOME
              -----------------------------------    ------------------------------------    -------------------------------------
              1999          1998           1997       1999           1998          1997        1999           1998          1997
              -----------------------------------    ------------------------------------    -------------------------------------
1Q             84.2          71.4           60.3       10.5            9.6           7.3        94.7           81.0          67.6
%OF SALES      9.6%          9.3%           8.6%       1.2%           1.2%          1.0%       10.8%          10.5%          9.6%

2Q            150.8         124.9          107.5        5.1            3.9           3.0       155.9          128.8         110.5
%OF SALES     14.8%         14.3%          13.0%       0.5%           0.4%          0.4%       15.3%          14.7%         13.4%

3Q             71.2          70.6           65.7        0.9           (0.4)         (1.6)       72.1           70.2          64.1
%OF SALES      8.7%         10.0%           9.5%       0.1%          -0.1%         -0.2%        8.9%           9.9%          9.3%

4Q            499.5         413.9          338.8      (28.7)         (23.1)        (17.8)      470.8          390.8         321.0*
%OF SALES     27.7%         27.0%          24.2%      -1.6%          -1.5%         -1.3%       26.1%          25.5%         23.0%*

YEAR          805.7         680.8          572.3      (12.2)         (10.0)         (9.1)      793.5          670.8         563.2*
%OF SALES     17.9%         17.5%          15.8%      -0.3%          -0.3%         -0.3%       17.6%          17.3%         15.6%

* Excludes a special and nonrecurring charge of $67.6 million in 1997 for the closing of Cacique